UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 7, 2003


                            First United Corporation
             (Exact name of registrant as specified in its charter)


         Maryland                          0-14237             52-1380770
         --------                          -------             ----------
(State or other jurisdiction of   (Commission file number)    (IRS Employer
incorporation or organization)                              Identification No.)


                 19 South Second Street, Oakland, Maryland 21550
               (Address of principal executive offices) (Zip Code)


                                 (301) 334-9471
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 12.  Results of Operations and Financial Condition.

         On August 7, 2003, First United Corporation (the "Company") issued a press release describing the Company's financial results for the quarter ended June 30, 2003, which is furnished as Exhibit 99.1 and is incorporated herein by reference.

         The information provided in and pursuant to this Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                FIRST UNITED CORPORATION


Dated:  August 11, 2003                     By: /s/ Robert W. Kurtz
                                                --------------------------------
                                                Robert W. Kurtz
                                                President and CFO

                                  EXHIBIT INDEX

Exhibit
Number           Description
------           -----------

Exhibit 99.1     Earnings Release dated August 7, 2003 (furnished herewith)